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EXHIBIT 21.1

Sabre Holdings Corporation
Subsidiaries

(All subsidiaries are wholly owned unless otherwise noted in parenthesis. Each subsidiary's subsidiaries outlined further below.)

Sabre Holdings Corporation SUBSIDIARY

        Sabre Inc. (Delaware)

Sabre Inc. SUBSIDIARIES

  Axess International Network, Inc. (Japan) (25%)
  ENCOMPASS Holding, Inc. (Delaware)
  GetThere Inc. (Delaware)
  GetThere L.P. (Delaware) (13.5% Limited Partner)
  Greyhound Acquisition Corp. (Delaware)
  IgoUgo, Inc. (Delaware)
  Lanyon, Ltd. (United Kingdom)
  Nexion, Inc. (Delaware)
  Prize Ltd. (Latvia)
  Sabre Decision Technologies International, Inc. (Delaware)
  Sabre Decision Technologies Licensing, Inc. (Delaware)
  Sabre Dynamic, Inc. (Delaware)
  Sabre International, Inc. (Delaware)
  Sabre International Holdings, Inc. (Delaware)
  Sabre Investments, Inc. (Delaware)
  Sabre Limited (New Zealand)
  SabreMark G.P., Inc. (Delaware)
  SabreMark L.P., Inc. (Delaware)
  Sabre Soluciones de Viaje S. de R.L. de C.V. (Mexico) (99%)
  Sabre Technology Enterprises, Ltd. (Cayman Islands)
  Sabre Technology Holland B.V. (Netherlands)
  Sakiler, S.A. (Uruguay)
  SHC Capital Trust I (Delaware)
  SHC Capital Trust II (Delaware)
  SHC Capital Trust III (Delaware)
  SST Finance, Inc. (Delaware)
  SST Holding, Inc. (Delaware)
  SynXis Corporation (Delaware)
  Travelocity Holdings, Inc. (Delaware)
  Sabre South Pacific I (Australia) (1%)
  Vistrio, L.P. (Delaware) (50.9% Limited Partner)

GetThere Inc. SUBSIDIARIES

  GetThere L.P. (Delaware) (1% General Partner; 83% Limited Partner)
  AllMeetings, Inc. (Delaware)

AllMeetings, Inc. SUBSIDIARY

        GetThere L.P. (Delaware) (2.5% Limited Partner)

GetThere L.P. SUBSIDIARY

        GetThere Limited (United Kingdom)

Greyhound Acquisition Corp SUBSIDIARY

        Sabre Travel International Limited (Ireland)

Sabre Travel International Limited SUBSIDIARY

        Sabre Polska Sp. Z.o.o. (Poland)

Sabre Decision Technologies International, Inc. SUBSIDIARIES

  Airline Technology Services Mauritius Ltd. (Mauritius)
  Sabre (Australia) Pty Ltd. (Australia)
  Sabre Travel Technology (Private) Limited (India)

Airline Technology Services Mauritius Ltd. SUBSIDIARY

        Sabre Pakistan (Private) Limited (Pakistan) (99%)

Sabre International, Inc. SUBSIDIARIES

  Sabre CIS Holdings, Inc. (Delaware)
  Sabre Belgium SA (Belgium) (99%)
  Sabre China Sea Technologies Ltd. (Labuan)
  Sabre Computer-Reservierungssystem GmbH (Austria)
  Sabre Danmark ApS (Denmark)
  Sabre Deutschland Services GmbH (Germany)
  Sabre EMEA Marketing Limited (United Kingdom)
  Sabre Espana Marketing, S.A. (Spain) (99%)
  Sabre Europe Management Services Ltd. (United Kingdom) (99%)
  Sabre France Sarl (France)
  Sabre Hellas SA (Greece)
  Sabre Holdings GmbH (Germany)
  Sabre Ireland Limited (Ireland)
  Sabre Italia S.r.l. (Italy) (99%)
  Sabre Marketing Nederland B.V. (Netherlands)
  Sabre Norge AS (Norway)
  Sabre Portugal Servicios Lda (Portugal) (99%)
  Sabre South Pacific I (Australia Partnership) (99%)
  Sabre Servicios Colombia Ltda. (Colombia) (99%)
  Sabre Suomi Oy (Finland)
  Sabre Sverige AB (Sweden)
  Sabre UK Marketing Ltd. (United Kingdom) (99%)
  STIN Luxembourg S.A. (Luxembourg) (99%)

Sabre China Sea Technologies Ltd. SUBSIDIARY

        Sabre Australia Technologies I Pty Limited (Australia) (51%)

Sabre Australia Technologies I Pty Limited SUBSIDIARY

        Sabre Pacific Pty Limited (Australia)

Sabre Pacific Pty Limited SUBSIDIARY

        Sabre Pacific Limited (New Zealand)

Sabre Holdings GmbH SUBSIDIARIES

  Sabre Airline Solutions GmbH (Germany)
  Sabre Deutschland Marketing GmbH (Germany)

Sabre Deutschland Marketing GmbH SUBIDIARY

        Travel Management Systems GmbH (Germany)

Sabre Marketing Nederland B.V. SUBSIDIARY

        Sabre Israel Travel Technologies Ltd. (Israel) (51%)

Sabre Sverige AB SUBSIDIARIES

  RM Rocade AB (Sweden)
  RM Rocade Assist AB (Sweden)

Sabre International Holdings, Inc. SUBSIDIARIES

  Sabre Belgium SA (Belgium) (1%)
  Sabre Espana Marketing, S.A. (Spain) (1%)
  Sabre Europe Management Services Ltd. (United Kingdom) (1%)
  Sabre International (Bahrain) W.L.L. (Bahrain) (1%)
  Sabre Italia S.r.l. (Italy) (1%)
  Sabre Portugal Servicios Lda (Portugal) (1%)
  Sabre Servicios Colombia Ltda. (Colombia) (1%)
  Sabre UK Marketing Ltd. (United Kingdom) (1%)
  STIN Luxembourg S.A. (Luxembourg) (1%)

Sabre Investments, Inc. SUBSIDIARIES

  Sabre Investments—B4-1, Inc. (Delaware)
  Sabre Investments—LI-1, Inc. (Delaware)
  Sabre Investments—PK-1, Inc. (Delaware)
  Sabre Investments—WR-1, Inc. (Delaware)

Sabre Investments—PK-1, Inc. SUBSIDIARY

        Vistrio, L.P. (Delaware) (0.1% General Partner)

SabreMark G.P., Inc. SUBSIDIARY

        SabreMark Limited Partnership (Delaware) (1% General Partner)

SabreMark L.P., Inc. SUBSIDIARY

        SabreMark Limited Partnership (Delaware) (99% Limited Partner)

Sabre Soluciones de Viaje S. de R.L. de C.V. SUBSIDIARIES

  Sabre Informacion S.A. de C.V. (Mexico) (99%)
  Sabre Sociedad Technologica S.A. de C.V. (Mexico) (51%)

Sabre Sociedad Technologica S.A. de C.V. SUBSIDIARY

        Sabre Servicios Administrativos S.A. de C.V. (Mexico) (99.9%)

Sabre Technology Enterprises, Ltd. SUBSIDIARIES

  Sabre Technology Enterprises II, Ltd. (Cayman Islands)
  Sabre International (Bahrain) W.L.L. (Bahrain) (99%)
  Sabre Travel Network Middle East W.L.L. (Bahrain)

Sabre Technology Enterprises II, Ltd. SUBSIDIARY

        Abacus International Pte Ltd. (Singapore) (35%)

Sabre Technology Holland B.V. SUBSIDIARIES

  Sabre Informacion S.A. de C.V. (Mexico) (1%)
  Sabre Soluciones de Viaje S. de R.L. de C.V. (Mexico) (1%)

SynXis Corporation SUBSIDIARY

        HubX Inc. (Delaware)

HubX Inc. SUBSIDIARY

        SynXis International Holdings B.V. (Netherlands)

SynXis International Holdings B.V. SUBSIDIARY

        SynXis Nederland B.V. (Netherlands)

Travelocity Holdings, Inc. SUBSIDIARIES

  Travelocity.com Inc. (Delaware)
  Travelocity Europe Limited (United Kingdom)

Travelocity.com Inc. SUBSIDIARIES

  All State Tours, Inc. (Nevada)
  Site59.com, LLC (Delaware)
  Travelocity Australia Pty Ltd. (Australia)
  Travelocity.com LP (Delaware) (10% General Partner)
  Travelocity.com LP Sub Inc. (Delaware)

Travelocity.com LP Sub Inc. SUBSIDIARY

        Travelocity.com LP (Delaware) (90% Limited Partner)

Travelocity.com LP SUBSIDIARY

        Travelocity GmbH (Germany)

Travelocity GmbH SUBSIDIARIES

  Travel Overland KG (Germany) (50%)
  Travelocity Sabre GmbH (Germany)

Travelocity Overland KG SUBSIDIARY

        Travelocity Holdings GmbH (Germany)

Travelocity Sabre GmbH SUBSIDIARIES

  Resfeber Sverige AB (Sweden)
  Travelocity France SAS (France)
  Travelocity.co.uk Ltd. (United Kingdom)
  USIT Connections SAS (France)

Resfeber Sverige AB SUBSIDIARIES

  Artde Udland (Denmark)
  Skandinavisk Reisefeber AS (Norway)
  Rejsefeber ApS (Denmark)

USIT Connections SAS SUBSIDIARY

        Boomerang SAS (France)

Travelocity Europe Limited SUBSIDIARY

        lastminute.com limited (United Kingdom)

lastminute.com limited SUBSIDIARIES

  First Option Hotel Reservations Limited (United Kingdom)
  Urbanbite Limited (United Kingdom)

  Online Travel Corporation Limited (United Kingdom)
  Lastminute.com Overseas Holdings Limited (United Kingdom)
  Gemstone Travel Limited (United Kingdom)
  Lastminute.com Jersey Limited (Jersey) (99%)
  Lastminute.com UK Holdings Limited (United Kingdom)
  LCC24 AG (Germany) (6%)
  Holiday Autos Group Limited (United Kingdom)
  Last Minute Network Limited (United Kingdom)
  Lastminute.com Theatrenow Limited (United Kingdom) (85%)
  Exhilaration Incentive Management Limited (United Kingdom)
  Exhilaration Limited (United Kingdom)
  Exhilaration Travel Limited (United Kingdom)
  lastminute.com Group Services Limited (United Kingdom)
  Med Group Limited (United Kingdom)

First Option Hotel Reservations Limited SUBSIDIARY

        Hotel and Travel Reservations Limited (United Kingdom)

Hotel and Travel Reservations Limited SUBSIDIARY

        Cordex Computer Services Limited (United Kingdom)

Urbanbite Limited SUBSIDIARY

        Urbanbite BV (Netherlands)

Online Travel Corporation Limited SUBSIDIARIES

  OTC Travel Corporation Limited (Ireland)
  Ifyoutravel.com France SARL (France)
  Online Travel Services Limited (United Kingdom)
  Joint Venture Travel Limited (United Kingdom)
  Travelstore.com Limited (United Kingdom)
  Amersham Travel Limited (United Kingdom)
  All-Hotels Limited (United Kingdom)
  Travelocity.co.uk Limited (United Kingdom)
  Oxford Technology Solutions Limited (United Kingdom)
  Online Travel Corporation Pty Limited (Australia)

OTC Travel Corporation Limited SUBSIDIARIES

  Viva Travel Dun Laoghaire Limited (Ireland)
  OTC Travel Management Limited (Ireland)

Viva Travel Dun Laoghaire Limited SUBSIDIARY

        Captivating Travel Limited (Ireland)

Online Travel Services Limited SUBSIDIARIES

  Youthtravel Limited (United Kingdom)
  Travel Network Limited (United Kingdom)
  Online Travel Club Limited (United Kingdom)
  Travelcoast Limited (United Kingdom)
  OTC Travel Management Limited (United Kingdom)

Travelcoast Limited SUBSIDIARY

        OTC Transport Limited (United Kingdom)

OTC Travel Management Limited SUBSIDIARY

        International Travel Industry Club Limited (United Kingdom)

Joint Venture Travel Limited SUBSIDIARIES

  JV Knightsbridge Travel Limited (United Kingdom) (50%)
  Joint Venture 36 Travel Limited (United Kingdom) (50%)

All-Hotels Limited SUBSIDIARIES

  All-Hotels.com Limited (United Kingdom)
  Articulate Solutions Limited (United Kingdom)
  all-hotels inc. (Delaware)
  all-hotels.com inc. (Delaware)

Online Travel Corporation Pty Limited SUBSIDIARY

        OTC Travel Pty Limited (Australia)

Lastminute.com Overseas Holdings Limited SUBSIDIARIES

  Holiday Autos European Services GmbH (Switzerland)
  The Destination Group Limited (United Kingdom)

The Destination Group Limited SUBSIDIARIES

  Destination USA Limited (United Kingdom)
  Destination Australia Limited (United Kingdom)
  Destination Malaysia Limited (United Kingdom)
  Danube Travel Limited (United Kingdom)
  Holidays4less Limited (United Kingdom)
  Travel4less Limited (United Kingdom)

Lastminute.com UK Holdings Limited SUBSIDIARIES

  LM Media Services Limited (United Kingdom)
  4less Limited (United Kingdom)

Holiday Autos Group Limited SUBSIDIARIES

  Holiday Autos Holdings Limited (United Kingdom)
  Holiday Autos Benelux BVBA—SPRL (Belgium) (0.161%)
  HA Technology Limited (United Kingdom)
  Holiday Autos U.K. and Ireland Limited (United Kingdom)
  Holiday Flights Limited (United Kingdom)
  Holiday Hotels Limited (United Kingdom)
  Holiday Villas Limited (United Kingdom)

Holiday Autos Holdings Limited SUBSIDIARIES

  Holiday Autos Benelux BVBA—SPRL (Belgium) (99.839%)
  Holiday Autos International Limited (United Kingdom)
  Holiday Autos Italy S.R.L. (Italy) (90%)
  Holiday Autos Australia Pty Ltd (Australia)

Holiday Autos Italy S.R.L. SUBSIDIARY

        Holiday Autos International Limited (United Kingdom) (10%)

Holiday Autos International Limited SUBSIDIARIES

  Holiday Autos (Schweiz) GmbH (Switzerland)
  Holiday Autos Nordic AB (Sweden)
  Holiday Autos Nordic AS (Norway)
  Holiday Autos U.S. Inc. (California)

  Autos Europe Limited (United Kingdom)
  Holiday Essentials Limited (United Kingdom)
  Drive Europe Limited (United Kingdom)
  Holiday Car Shop Limited (United Kingdom)
  Leisure Cars Limited (United Kingdom)
  Leisure Cars Direct Limited (United Kingdom)
  Auto Holidays (Pty) Ltd (South Africa) (50%)
  Holiday Autos Middle East Limited (British Virgin Islands) (50%)
  Holiday Parking Limited (United Kingdom)
  Drive America Limited (United Kingdom)
  Holiday Autos Limited (United Kingdom)
  Holiday Autos Limited (Ireland)
  Holiday Group Limited (United Kingdom)
  Broomco (2798) Limited (United Kingdom)
  Holiday Autos BV (Netherlands)

Holiday Autos U.S. Inc. SUBSIDIARIES

  HA North America Inc. (New York)
  Holiday Autos LLC (New York) (50%)

HA North America Inc. SUBSIDIARIES

  M.O.B. International, Inc. (New York)
  Holiday Autos LLC (New York) (50%)

Last Minute Network Limited SUBSIDIARIES

  Last Minute Network Limited (Ireland) (99.998%)
  Lastminute.com BV (Netherlands)
  Lastminute.com S.R.L. (Italy) (99%)
  Last Minute SPRL (Belgium)
  Lastminute France S.A.S.U. (France)
  Lastminute AB (Sweden)
  Lastminute A/S (Denmark)
  Lastminute AS (Norway)
  lastminute.com GmbH (Germany)
  Lastminute Network, S.L. (Spain)
  lastminute.com Australia Pty Limited (Australia) (25.1%)
  lastminute.com Japan Limited (Japan) (25.25%)

Lastminute.com S.R.L. SUBSIDIARY

        Travelprice Italia SrL (Italy)

Lastminute France S.A.S.U SUBSIDIARIES

  Holiday Autos France S.A.S. (France)
  LMCS S.A.S.U. (France)
  Voyages Sur Mesures S.A.S. (France) (93.45%)
  Travelprice.com S.A.S.U. (France)

Travelprice.com S.A.S.U. SUBSIDIARIES

  Voyages Sur Mesures S.A.S. (France) (6.55%)
  Global Travel Broker S.L. (Spain) (99.908%)
  Travelprice Belgium BVBA—SPRL (Belgium) (56.246%)
  Travelprice Denmark Aps (Denmark)
  Travelprice Deutschland GmbH (Germany)

Voyages Sur Mesures S.A.S. SUBSIDIARIES

  Global Travel Broker S.L. (Spain) (0.092%)
  Travelprice Belgium BVBA—SPRL (Belgium) (43.754%)

Lastminute.com GmbH SUBSIDIARIES

  Holiday Autos GmbH (Germany)
  Avinex GmbH (Germany)
  anixe systems GmbH (Germany)
  Medhotels.com GmbH (Germany)

Lastminute Network S.L. SUBSIDIARY

        Holiday Autos Broker, S.L. (Spain)

lastminute.com Group Services Limited SUBSIDIARIES

  Globepost Limited (United Kingdom)
  Destination Caribbean Limited (United Kingdom)
  lastminute.com Hellas EPE (Greece)

Med Group Limited SUBSIDIARIES

  Hoteltransfer Limited (United Kingdom)
  Travelbargains Limited (United Kingdom)
  Med Hotels Limited (United Kingdom)

Travelbargains Limited SUBSIDIARY

        Taskbrook Limited (United Kingdom) (18%)

Med Hotels Limited SUBSIDIARY

        Taskbrook Limited (United Kingdom) (49%)

*
All subsidiaries are wholly-owned unless otherwise noted in parenthesis

QuickLinks

  EXHIBIT 21.1
Sabre Holdings Corporation Subsidiaries